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Exhibit 10.3

ACCURAY INCORPORATED
1993 STOCK OPTION PLAN

        1.    Purpose.    The Accuray Incorporated 1993 Stock Option Plan (the "Plan") is established to attract, retain and reward persons providing services to Accuray Incorporated and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

        2.    Administration.    The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in section 422 of the Code ("Incentive Stock Options") or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        3.    Eligibility.    Options may be granted only to employees (including officers and directors who are also employees) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment with the Participating Company Group and "consultants" or "advisors" shall include prospective consultants or advisors to whom Options are granted in connection with written consulting or advising offers with the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company may only be granted a nonqualified stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant, advisor, or other independent contractor and an individual granted an option before becoming an employee may only be granted a nonqualified stock option. Eligible persons may be granted more than one (1) Option.

        4.    Shares Subject to Option.    Options shall be for the purchase of shares of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 9 below. The maximum number of shares of Stock which may be issued under the Plan shall be One Million Seven Hundred Forty-Four Thousand Two Hundred Sixty-Eight (1,744,268) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled, the shares allocable to the unexercised portion of such Option may again be subject to an Option grant.

        5.    Time for Granting Options.    All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

        6.    Terms, Conditions and Form of Options.    Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option exercise price of the Option, the timing and terms of exercisability and vesting of the Option, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          (a)    Option Exercise Price.    The option exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the option exercise price per share for an Incentive Stock Option shall not be less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, (ii) the option exercise price per share for a nonqualified stock option shall not be less than eighty-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option and (iii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an option exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an option exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (b)    Exercise Period of Options.    The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

          (c)    Payment of Option Exercise Price.    Payment of the option exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option exercise price, (iii) by the Optionee's recourse promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to either of the standard forms of stock option agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option exercise price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of

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  the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than four (4) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

            (i)    Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

            (ii)   The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

        7.    Standard Forms of Stock Option Agreement.

          (a)    Incentive Stock Options.    Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as Exhibit A and incorporated herein by reference.

          (b)    Nonqualified Stock Options.    Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonqualified stock option agreement attached hereto as Exhibit B and incorporated herein by reference.

          (c)    Standard Term for Options.    Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

        8.    Authority to Vary Terms.    The Board shall have the authority from time to time to vary the terms of either of the standard forms of Stock Option Agreement described in paragraph 7 above either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.

        9.    Effect of Change in Stock Subject to Plan.    Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company.

        10.    Transfer of Control.    A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a)   the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

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          (b)   a merger or consolidation in which the Company is not the surviving corporation;

          (c)   a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

          (d)   the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more parent or subsidiary corporations (as defined in paragraph 1 above) of the Company); or

          (e)   A liquidation or dissolution of the Company.

        In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

        11.    Provision of Information.    At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchasers of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

        12.    Options Non-Transferable.    During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        13.    Termination or Amendment of Plan.    The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive nonqualified stock options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

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THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

ACCURAY INCORPORATED

INCENTIVE STOCK OPTION AGREEMENT

        Accuray Incorporated, (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1.    Definitions:

          (a)   "Optionee" shall mean                                    .

          (b)   "Date of Grant" shall mean                                    .

          (c)   "Number of Option Shares" shall mean                                    shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d)   "Exercise Price" shall mean $                        per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)   "Initial Exercise Date" shall be                                    .

          (f)    "Initial Vesting Date"shall be                                    .

          (g)   Determination of "Vested Ratio":

Vested Ratio
On Initial Vesting Date	1/4
Plus
For each full month of the Optionee's continous employment by a Participating Company from the Initial Vesting Date	1/48
In no event shall the Vested Ratio exceed 1/1.

          (h)   "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j)    "Company" shall mean Accuray Incorporated, a California corporation, and any successor corporation thereto.

          (k)   "Participating Company" shall mean (i) the Company and (ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l)    "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m)  "Plan" shall mean the Accuray Incorporated 1993 Stock Option Plan.

        2.    Status of the Option.    This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

        3.    Administration.    All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4.    Exercise of the Option.

          (a)    Right to Exercise.    The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          (b)    Method of Exercise.    The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreements referenced below.

          (c)    Form of Payment of Option Exercise Price.    Such payment shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, or (iii) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock.

          (d)    Withholding.    At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without

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  limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

          (e)    Certificate Registration.    The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f)    Restrictions on Grant of the Option and Issuance of Shares.    The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g)    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5.    Non-Transferability of the Option.    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        6.    Termination of the Option.    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

        7.    Termination of Employment.

          (a)    Termination of the Option.    If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later

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  than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days after the Optionee's termination of employment. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

          (b)    Termination of Employment Defined.    For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d)    Extension if Optionee Subject to Section 16(b).    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

          (e)    Leave of Absence.    For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

        8.    Transfer of Control.    A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a)   the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

          (b)   a merger or consolidation in which the Company is not the surviving corporation;

          (c)   a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

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          (d)   the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more parent or subsidiary corporations (as defined in paragraph 1 above) of the Company); or

          (e)   A liquidation or dissolution of the Company.

        In the event of a Transfer of Control, the Board shall provide that any unexercised and/or unvested portion of the Option shall be immediately exercisable and vested as of a date prior to the Transfer of Control determined by the Board. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed nor substituted by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

        9.    Effect of Change in Stock Subject to the Option.    Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10.    Rights as a Shareholder or Employee.    The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

        11.    Right of First Refusal.

          (a)    Right of First Refusal.    In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal"). For purposes of this paragraph 11, a change in record ownership of shares, including, without limitation, any such change pursuant to a decree of divorce or marital separation, shall be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such shares.

          (b)    Notice of Proposed Transfer.    Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any shares acquired upon the exercise of the Option to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of

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  the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)    Bona Fide Transfer.        In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          (d)    Exercise of the Right of First Refusal.    In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)    Failure to Exercise the Right of First Refusal.    If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

          (f)    Transferees of the Transfer Shares.    All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

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          (g)    Transfers Not Subject to the Right of First Refusal.    The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 11(i) below result in a termination of the Right of First Refusal.

          (h)    Assignment of the Right of First Refusal.    The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

          (i)    Early Termination of the Right of First Refusal.    The other provisions of this paragraph 11 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

        12.    Escrow.

          (a)    Establishment of Escrow.    To insure shares subject to the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b)    Delivery of Shares to Optionee.    As soon as practicable after the expiration of the Right of First Refusal, but not more frequently than twice each calendar year, the agent shall deliver to the Optionee the shares no longer subject to such restrictions.

          (c)    Notices and Payments.    In the event the shares held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

        13.    Stock Dividends Subject to Option Agreement.    If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

        14.    Notice of Sales Upon Disqualifying Disposition.    The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the

7

date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

        15.    Representations and Warranties.    In connection with the proposed purchase of the Option, the Optionee hereby agrees, represents and warrants as follows:

          (a)   The Optionee is purchasing the Shares solely for the Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Securities Act. The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Optionee is acquiring is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

          (b)   The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee further represents and warrants that the Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (c)   The Optionee realizes that this purchase of the Shares will be a highly speculative investment and that the Optionee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Optionee's investment.

          (d)   The Company has disclosed to the Optionee that:

            (i)    The sale of the Shares has not been registered under the Securities Act, and the Shares must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares;

            (ii)   The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e)   The Optionee is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: The resale occurring not less than two years from the date the Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the Shares may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. The

8

  Optionee further represents that the Optionee understands that at the time the Optionee wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Optionee would be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied. The Optionee represents that the Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f)    Without in any way limiting the Optionee's representations and warranties set forth above, the Optionee further agrees that the Optionee will in no event make any disposition of all or any portion of the Shares which the Optionee is purchasing unless:

            (i)    There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

            (ii)   the Optionee will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

              (1)   The Optionee will have furnished the Company with an opinion of the Optionee's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Optionee's counsel will have been concurred in by counsel for the Company and the Company will have advised the Optionee of such concurrence; or

              (2)   The disposition is made in compliance with Rule 144 or Rule 701 after the Optionee has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Optionee.

          (g)   The Optionee has (i) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Optionee capable of evaluating the merits and risks of an investment in the Shares and to protect the Optionee's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

          (h)   The Optionee understands that the Shares have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein. the Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

        16.    Legends.    The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 11 above, and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The

9

Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 16. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a)   "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b)   Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (c)   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (d)   "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("ISO"). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO                                     . SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE."

        17.    Public Offerings.    The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

        18.    Binding Effect.    This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        19.    Termination or Amendment.    The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no

10

such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

        20.    Integrated Agreement.    This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        21.    Applicable Law.    This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

ACCURAY INCORPORATED
By:
Title:

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

        The undersigned acknowledges receipt of a copy of the Plan.

Date:

        The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement, including, without limitation, the provisions of paragraph 11 providing a right of first refusal in favor of the Company upon certain changes in record ownership, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Spouse's Signature (if applicable)

11

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

ACCURAY INCORPORATED

NONQUALIFIED STOCK OPTION AGREEMENT

        Accuray Incorporated, (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1.    Definitions:

          (a)   "Optionee" shall mean                                    .

          (b)   "Date of Option Grant" shall mean                                     .

          (c)   "Number of Option Shares" shall mean                                      shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d)   "Exercise Price" shall mean                                      per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)   "Initial Exercise Date" shall be                                     .

          (f)    "Initial Vesting Date" shall be                                     .

          (g)   Determination of "Vested Ratio":

Vested Ratio

      Prior to Initial Vesting Date

      On Initial Vesting Date

      Plus

      For each full month
      from the Initial Vesting Date

      In no event shall the Vested
      Ratio exceed 1/1

          (h)   "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j)    "Company" shall mean Accuray Incorporated, a California corporation, and any successor corporation thereto.

          (k)   "Participating Company" shall mean (i) the Company and (ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l)    "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m)  "Plan" shall mean the Accuray Incorporated 1993 Stock Option Plan.

        2.    Status of the Option    This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

        3.    Administration    All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4.    Exercise of the Option.

          (a)    Right to Exercise.    The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          (b)    Method of Exercise.    The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreements referenced below.

          (c)    Form of Payment of Option Exercise Price.    Such payment shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, or (iii) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock.

          (d)    Withholding.    At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

          (e)    Certificate Registration.    The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f)    Restrictions on Grant of the Option and Issuance of Shares.    The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g)    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5.    Non-Transferability of the Option.    The Option may be exercised during the lifetime of an individual Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. In case of an Optionee which is an entity other than an individual (or partnership or other group of individuals), the Option shall cease to be exercisable upon the dissolution or other winding up of the affairs of the Optionee.

        6.    Termination of the Option.    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

        7.    Termination of Employment.

          (a)    Termination of the Option.    If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days after the Optionee's termination of employment. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

          (b)    Termination of Employment Defined.    For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d)    Extension if Optionee Subject to Section 16(b).    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

          (e)    Leave of Absence.    For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

          (f)    Application to Directors Consultants and Advisor.    For purposes of this Option Agreement, in the event the Optionee is a director or consultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a director or consultant or advisor of the Participating Company shall be deemed to be termination of the Optionee's employment.

        8.    Transfer of Control.    A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a)   the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

          (b)   a merger or consolidation in which the Company is not the surviving corporation;

          (c)   a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

          (d)   the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more parent or subsidiary corporations (as defined in paragraph 1 above) of the Company); or

          (e)   A liquidation or dissolution of the Company.

        In the event of a Transfer of Control, the Board shall provide that any unexercised and/or unvested portion of the Option shall be immediately exercisable and vested as of a date prior to the Transfer of Control determined by the Board. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed nor substituted by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

        9.    Effect of Chang in Stock Subject to the Option.    Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10.    Rights as a Shareholder or Employee.    The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

        11.    Right of First Refusal.

          (a)    Right of First Refusal.    In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal"). For purposes of this paragraph 11, a change in record ownership of shares, including, without limitation, any such change pursuant to a decree of divorce or marital separation, shall be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such shares.

          (b)    Notice of Proposed Transfer.    Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any shares acquired upon the exercise of the Option to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer

  Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)    Bona Fide Transfer.    In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          (d)    Exercise of the Right of First Refusal.    In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)    Failure to Exercise the Right of First Refusal.    If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

          (f)    Transferees of the Transfer Shares.    All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

          (g)    Transfers Not Subject to the Right of First Refusal.    The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 11(i) below result in a termination of the Right of First Refusal.

          (h)    Assignment of the Right of First Refusal.    The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

          (i)    Early Termination of the Right of First Refusal.    The other provisions of this paragraph 11 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

        12.    Escrow.

          (a)    Establishment of Escrow.    To insure shares subject to the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b)    Delivery of Shares to Optionee.    As soon as practicable after the expiration of the Right of First Refusal, but not more frequently than twice each calendar year, the agent shall deliver to the Optionee the shares no longer subject to such restrictions.

          (c)    Notices and Payments.    In the event the shares held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

        13.    Stock Dividends Subject to Option Agreement.    If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

        14.    Representations and Warranties.    In connection with the proposed purchase of the Option, the Optionee hereby agrees, represents and warrants as follows:

          (a)   The Optionee is purchasing the Shares solely for the Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Securities Act. The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Optionee is acquiring is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

          (b)   The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee further represents and warrants that the Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (c)   The Optionee realizes that this purchase of the Shares will be a highly speculative investment and that the Optionee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Optionee's investment.

          (d)   The Company has disclosed to the Optionee that:

            (i)    The sale of the Shares has not been registered under the Securities Act, and the Shares must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares;

            (ii)   The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e)   The Optionee is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: The resale occurring not less than two years from the date the Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the Shares may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. The Optionee further represents that the Optionee understands that at the time the Optionee wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Optionee would be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied. The Optionee represents that the Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f)    Without in any way limiting the Optionee's representations and warranties set forth above, the Optionee further agrees that the Optionee will in no event make any disposition of all or any portion of the Shares which the Optionee is purchasing unless:

            (i)    There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

            (ii)   the Optionee will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

              (1)   The Optionee will have furnished the Company with an opinion of the Optionee's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Optionee's counsel will have been concurred in by counsel for the Company and the Company will have advised the Optionee of such concurrence; or

              (2)   The disposition is made in compliance with Rule 144 or Rule 701 after the Optionee has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Optionee.

          (g)   The Optionee has (i) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Optionee capable of evaluating the merits and risks of an investment in the Shares and to protect the Optionee's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

          (h)   The Optionee understands that the Shares have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein. the Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

        15.    Legends.    The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 11 above, and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 15. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a)   "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE

  701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b)   Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (c)   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

        16.    Public Offerings.    The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

        17.    Binding Effect.    This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        18.    Termination or Amendment.    The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        19.    Integrated Agreement.    This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        20.    Applicable Law.    This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

ACCURAY INCORPORATED
By:
Title:

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

        The undersigned acknowledges receipt of a copy of the Plan.

Dated:

        The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement, including, without limitation, the provisions of paragraph 11 providing a right of first refusal in favor of the Company upon certain changes in record ownership, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Spouse's Signature (if applicable)

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ACCURAY INCORPORATED 1993 STOCK OPTION PLAN
ACCURAY INCORPORATED INCENTIVE STOCK OPTION AGREEMENT
ACCURAY INCORPORATED NONQUALIFIED STOCK OPTION AGREEMENT